UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported): November 2, 2017

INFINITY PROPERTY AND CASUALTY CORPORATION
(Exact name of Registrant as specified in its Charter)

Ohio	000-50167	03-0483872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No. )

2201 4th Avenue North,, Birmingham, Alabama 35203
(Address of Principal Executive Offices) (Zip Code)

(205) 870-4000
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On November 2, 2017, Infinity Property and Casualty Corporation’s (the “Company”) Compensation Committee approved an amended and restated form of Restricted Share Award Agreement (the “Amended R/S Agreement”) applicable to restricted share awards made on or after November 2, 2017. The Amended R/S Agreement provides that, if a “Change in Control,” as defined in Section 2(h) of the Third Amended and Restated 2013 Stock Incentive Plan (except that the phrase “two (2) years” shall be replaced with “twelve (12) months” in such definition), shall occur prior to the vesting of a restricted share award, then the vesting of such outstanding award shall be accelerated if i) the successor entity does not assume, continue, or replace such award upon such Change in Control, or ii) the award recipient’s employment shall be terminated by the Company without cause or by the recipient for good reason within 12 months of such Change in Control. The foregoing summary of changes resulting from the amendment and restatement of the form of Restricted Share Award Agreement is qualified in its entirety by the full text of the Amended R/S Agreement filed as Exhibit 10.1 to this Form 8-K and incorporated by reference as if fully set forth herein.
On November 6, 2017, the Company entered into amendments (each an “Amendment 2”) to each of the employment agreements between it and Glen N. Godwin and Samuel J. Simon, dated September 11, 2014 (the “Original Agreements”), and filed as Exhibits 10.2 and 10.4, respectively, to the Company’s Current Report on Form 8-K on September 17, 2014, as amended by Amendments No. 1, dated August 10, 2017 (“Amendments 1”, and together with the Original Agreements, the “Employment Agreements”), and filed as Exhibits 10.2 and 10.3, respectively, to the Company’s Current Report on Form 8-K on August 14, 2017.
The changes to each executive’s Employment Agreement resulting from Amendment 2 are summarized below, which summary is qualified in its entirety by the full text of each Amendment No. 2 for Messrs. Godwin and Simon, filed as Exhibits 10.2 and 10.3, respectively, to this Form 8-K and incorporated by reference as if fully set forth herein:

•	Section 1.1 was amended to extend the term of each executive's Employment Agreement until October 19, 2018.

•	Section 2.1(a) was amended to provide that, effective August 1, 2017, the minimum annual base salaries for Messrs. Godwin and Simon shall be $550,000 and $475,000, respectively.

•	Section 2.1(b) was amended to provide that, effective January 1, 2018, the minimum annual bonus targets for Messrs. Godwin and Simon shall be $605,000 and $475,000, respectively.

Item 9.01 Financial Statements and Exhibits
 (d) Exhibits

Exhibit Number	Description
10.1	Restricted Share Award Agreement Amended and Restated as of November 2, 2017
10.2	Amendment No. 2 to the Employment Agreement for Mr. Godwin
10.3	Amendment No. 2 to the Employment Agreement for Mr. Simon

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
INFINITY PROPERTY AND CASUALTY
            CORPORATION

BY:    /s/ Samuel J. Simon
Samuel J. Simon
President and General Counsel

November 7, 2017